UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 3, 2014

IMAGENETIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-24138-D	87-0463772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10845 Rancho Bernardo Road, Suite 105
San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

(858) 674-8455
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 8 — Other Events
Item 8.01 Other Events
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Section 8 — Other Events

Item 8.01 Other Events.

As previously disclosed, on December 17, 2012, Imagenetix, Inc. (the “Debtor”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of California (the “Bankruptcy Court”).

On or about November 22, 2013, the Debtor filed its eleventh monthly operating report for the reporting period of December 18, 2012 through October 31, 2013 with the Bankruptcy Court. Pertinent financial information from the October 2013 monthly operating report is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The monthly operating report contains unaudited financial information which has not been reviewed by independent accountants, is limited to the Debtor and is in a format prescribed by applicable bankruptcy laws. The financial information related to the Debtor included in the monthly operating report has been prepared to conform with specific instructions from the U.S. Trustee and is not presented in accordance with generally accepted accounting principles (“GAAP”) or SEC regulations applicable to financial statements contained in periodic reports filed with the SEC. Preparation of the Debtor’s financial statements in accordance with GAAP could result in material reconciliations and adjustments to certain financial information presented in the monthly operating reports.

The monthly operating report also contains information for periods that are different from those contained in the reports the Debtor has filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Such information also may not be indicative of the financial condition or operating results of the Debtor for the periods reflected in the Debtor’s financial statements or in its reports pursuant to the Exchange Act, or of future results. The financial information in the monthly operating report is not presented on a consolidated basis and does not present the consolidated results of the Debtor. Accordingly, the financial statements in the monthly operating reports cannot be compared with the consolidated financial condition and results of operations that the Debtor has reported in its Exchange Act filings.

While every effort has been made to assure the accuracy and completeness of the monthly operating report, errors or omissions may have inadvertently occurred and the Debtor reserves the right to amend the monthly operating report as necessary.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Operating results for the period from December 18, 2012 to October 31, 2013.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENETIX, INC.

By:	/s/ WILLIAM P. SPENCER
William P. Spencer
Chief Executive Officer and President

Dated: January 3, 2014